SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON D.C.



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported)  December 15, 1999
                                                  --------------------



                              Mark Solutions, Inc.
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                      (Exact Name as Specified in Charter)



   Delaware                        0-17118                       11-2864481
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(State or Other Jurisdiction     (Commission                 (IRS Employer
    of Incorporation)             File Number)               Identification No.)



  Parkway Technical Center 1515 Broad Street, Bloomfield New Jersey       07003
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(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code        (973) 893-0500
                                                          ---------------



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          (Former Name or Former Address, if Changed Since Last Report)









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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events

On December 16, 1999, Mark Solutions, Inc. ("Mark") announced the change of its trading symbol on the Nasdaq SmallCap Market from "MCSI" to "MSOL" effective the opening of trading on December 20, 1999.



Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.


(c) Exhibits.

1.       Press Release dated December 16, 1999.







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                     MARK SOLUTIONS, INC.

Date:  December 16, 1999                           By:      /s/ Michael Nafash
                                                   -----------------------------
                                                   Michael Nafash,
                                                   Chief Financial Officer



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